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                                                                   EXHIBIT 10.48



                                    XYTRONYX, INC.

                              PLACEMENT AGENCY AGREEMENT


                                            September 27, 1996

Paramount Capital, Inc.
787 Seventh Avenue
New York, New York  10019

Dear Sirs:

                   Xytronyx, Inc., a Delaware corporation (the "Company"), hereby confirms its agreement to retain Paramount Capital, Inc. (the "Placement Agent") on an exclusive basis to introduce the Company to and to procure subscriptions from certain "accredited investors" (as defined in Regulation D under the Securities Act of 1933, as amended) as prospective purchasers of a minimum of ten (10) Units (the "Minimum Offering") and a maximum of forty (40) Units (the "Maximum Offering"), with an option in favor of the Company to offer up to an additional thirty (20) Units to cover over-allotments at a purchase price of $100,000, with each "Unit" consisting of (a) 500 shares of Premium Preferred StockTM, stated value $200 per share, of the Company (the "Preferred Stock") and (b) Class A warrants (the "Warrants") to purchase 15,000 shares of Common Stock of the Company, par value $.02 at an exercise price per underlying share of Common Stock equal to $1.00 at any time on or prior to November 26, 2005. The Preferred Stock and the Warrants shall have the terms set forth in the Memorandum (as defined below).

         The sale to such purchasers (the "Offering") will be made through a private placement by the Placement Agent (or its designated selected dealers which will be bound by agreements substantially the same as contained herein for the Placement Agent) on a "best efforts" basis pursuant to the Confidential Offering Memorandum dated October 1, 1996, and all supplements, amendments and exhibits thereto, all of which constitute an integral part thereof (the "Memorandum"), separate purchase agreements and related documents (the "Subscription Agreements") in accordance with Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Regulation D promulgated thereunder.

         The Memorandum, the Subscription Agreements, the exhibits to the Subscription Agreements, the Certificate of Designations relating to the Preferred Stock, the agreements setting forth the terms of the Warrants (collectively with the Warrants, the "Warrant Agreements"), the Warrants, the Escrow Agreement, dated September 27, 1996 (the "Escrow Agreement"), the Financial Advisory Agreement (as extended pursuant to Section 5(k) below),

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                                                                          Page 2


the Unit Purchase Option (as defined in Section 4(d) below), the Advisory Options (as defined in Section 5(k) below) and this Placement Agency Agreement, are collectively referred to herein as the "Offering Documents."

         The Company, at its sole cost, shall prepare and deliver to the Placement Agent a reasonable number of copies of the Offering Documents in form and substance satisfactory to the Placement Agent.

         Each prospective investor subscribing to purchase Units shall be required to deliver, among other things, a Subscription Agreement, which shall include a Confidential Investor Questionnaire ("Questionnaire"). The Company shall make available to each prospective purchaser at a reasonable time prior to the purchase of the Units the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the Offering and the opportunity to obtain additional information necessary to verify the accuracy of the documents delivered in connection with the purchase of the Units to the extent it possesses such information or can acquire it without unreasonable effort or expense. After the Offering Documents have been reviewed by investors, and they have had the opportunity to address all inquiries to the Company, separate Subscription Agreements shall be completed by each prospective investor. The Company or Placement Agent shall have the right to reject subscriptions in its sole discretion. The Company shall evidence its acceptance of a subscription by countersigning a copy of the applicable Subscription Agreement and returning the same to the Placement Agent.

         Capitalized terms used herein, unless otherwise defined or unless the context otherwise indicates, shall have the same meanings provided in the Offering Documents.

         1.   APPOINTMENT OF PLACEMENT AGENT.

              (a) You are hereby appointed exclusive placement agent of the Company (subject to your right to have Selected Dealers, as defined in
Section 1(c) hereof, participate in the Offering) during the Offering Period herein specified for the purposes of assisting the Company in finding qualified Subscribers pursuant to the Offering described in the Offering Documents. You shall not be deemed an agent of the Company for any other purpose. The Offering Period shall commence on the day (the "Commencement Date") the Offering Documents are first made available to you by the Company for delivery in connection with the offering for the sale of the Units. Upon receipt of the Minimum Offering amount, the Placement Agent may conduct a closing (the "Initial Closing Date") and may conduct subsequent closings on an interim basis until the Maximum Offering amount (and any over-allotment amount) has been reached (the "Final Closing Date"). Each such closing may be referred to herein as a
"Closing".   The Offering Period shall terminate at 11:59 p.m. New York City
Time on the date sixty (60) days following the Commencement Date, subject to an extension, at the option of the Placement Agent, for an additional sixty (60) days.

              (b) Subject to the performance by the Company of all of its obligations to be performed under this Agreement and to the completeness and accuracy of all

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                                                                          Page 3


representations and warranties of the Company contained in this Agreement, the Placement Agent hereby accepts such agency and agrees to use its best efforts to assist the Company in finding qualified subscribers pursuant to the Offering described in the Offering Documents and to keep the Company or its counsel reasonably informed of subscriptions received. It is understood that the Placement Agent has no commitment to sell the Units. Your agency hereunder is not terminable by the Company except upon termination of the Offering Period.

              (c) You may engage other persons, selected by you in your discretion, that are members of the National Association of Securities Dealers, Inc., ("NASD") or who are located outside the United States and that have executed a Selected Dealers Agreement in the form provided to the Company to assist you in the Offering (each such person being hereinafter referred to as a "Selected Dealer") and you may allow such persons such part of the compensation and payment of expenses payable to you hereunder as you shall determine, provided that (i) such compensation shall be received pursuant to Section 4(d) hereof, and (ii) any assignment of the Unit Purchase Option (as defined herein) shall conform with the requirements of Section 4(2) of the Securities Act and Regulation D promulgated thereunder.

              (d) Subscriptions for Units shall be evidenced by the execution by qualified subscribers of a Subscription Agreement. No Subscription Agreement shall be effective unless and until it is accepted by the Company. Until a closing is held, all subscription funds received shall be held as described in the Subscription Agreement. The Placement Agent shall not have any independent obligation to verify the accuracy or completeness of any information contained in any Subscription Agreement or the authenticity, sufficiency, or validity of any check delivered by any prospective investor in payment for Units.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Placement Agent and each Selected Dealer, if any, as follows:

              (a) SECURITIES LAW COMPLIANCE. The Offering Documents, as of their respective dates, do and will, as of the date of the Memorandum and the Closing, describe the material aspects of an investment in the Company and conform in all respects with the requirements of Section 4(2) of the Securities Act and Regulation D promulgated thereunder and with the requirements of all other published rules and regulations of the Securities and Exchange Commission (the "Commission") currently in effect relating to "private offerings" to "accredited investors" of the type contemplated by the Company. The Offering Documents will not as of the date of the Memorandum and the Closing contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that no representation is made with respect to information, relating to the Placement Agent which is provided in writing by the Placement Agent to the Company specifically for inclusion in the Offering Documents. If at any time prior to the completion of the Offering or other termination of this Agreement any event shall occur as a result of which it might become necessary to amend or supplement the Offering Documents so that they do not include any untrue statement of any material fact or omit to state any material fact necessary in order to

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                                                                          Page 4


make the statements therein, in the light of the circumstances then existing, not misleading, the Company will promptly notify the Placement Agent and will supply the Placement Agent (or the prospective purchasers designated by the Placement Agent) with amendments or supplements correcting such statement or omission. The Company will also provide the Placement Agent for delivery to all offerees and purchasers and their representatives, if any, any information, documents and instruments which the Placement Agent and the Company's counsel reasonably deem necessary to comply with applicable state and federal law.

         The Company acknowledges that the Placement Agent (i) has not supplied any information for inclusion in the Offering Documents other than information furnished in writing to the Company by the Placement Agent specifically for inclusion in the Offering Documents; (ii) has no obligation to independently verify any of the information in the Offering Documents; and (iii) has no responsibility for the accuracy or completeness of the Offering Documents, except for the information, relating to the Placement Agent, furnished in writing by the Placement Agent to the Company specifically for inclusion in the Offering Documents.

              (b) ORGANIZATION. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its properties, to carry on its business as currently conducted and as proposed to be conducted, to execute and deliver this Agreement and to carry out the transactions contemplated by this Agreement, as appropriate and is duly licensed or qualified to do business as a foreign corporation in California and each jurisdiction in which the conduct of its business or ownership or leasing of its properties requires it to be so qualified, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition or prospects of the Company.

              (c) CAPITALIZATION. The authorized, issued and outstanding capital stock of the Company prior to the consummation of the transactions contemplated hereby is as set forth in the Offering Documents. All issued and outstanding shares of the Company are validly issued, fully paid and nonassessable and have not been issued in violation of the preemptive rights of any stockholder of the Company. The Preferred Stock, when issued, will have the rights, preferences and privileges substantially as set forth in the Form of Certificate of Designations attached as Exhibit A to the Memorandum. All prior sales of securities of the Company were either registered under the Act and applicable state securities laws or exempt from such registration, and no security holder has any rescission rights with respect thereto. Except as set forth in the Memorandum, there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company. Except as set forth in the Memorandum and as otherwise required by law, there are no restrictions upon the voting or transfer of any shares of the Company's capital stock pursuant to the Company's Certificate of Incorporation, By-Laws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

              (d) WARRANTS, PREEMPTIVE RIGHTS, ETC. Except as set forth in or contemplated by the Memorandum, there are not, nor will there be immediately after the

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                                                                          Page 5


Closing (as hereinafter defined), any outstanding warrants, options, agreements, convertible securities, rights of first refusal, rights of first offer, preemptive rights or other rights to subscribe for or to purchase or other commitments pursuant to which the Company is, or may become, obligated to issue any shares of its capital stock or other securities of the Company and this Offering will not cause any anti-dilution adjustments to such securities or commitments except as reflected in the Memorandum.

              (e) SUBSIDIARIES AND INVESTMENTS. Other than as disclosed in the Memorandum, the Company does not own, directly or indirectly, capital stock or other equity ownership or proprietary interests in any other corporation, association, trust, partnership, joint venture or other entity.

              (f) FINANCIAL STATEMENTS. The financial information contained in the Offering Documents is accurate in all material respects. The Company's financial statements have been prepared in conformity with generally accepted accounting principles consistently applied and show all material liabilities, absolute or contingent, of the Company required to be recorded thereon and present fairly the financial position and results of operations of the Company as of the dates and for the periods indicated.

              (g) ABSENCE OF CHANGES. Since the date of the Memorandum, except as has been or will be reflected in the Memorandum prior to Closing, the Company has not incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, or entered into any transaction not in the ordinary course of business, which is material to the business of the Company, and there has not been any change in the capital stock of, or any incurrence of long-term debt by, the Company, or any issuance of options, warrants or other rights to purchase the capital stock of the Company, or any adverse change or any development involving, so far as the Company can now reasonably foresee, a prospective adverse change in the condition (financial or otherwise), net worth, results of operations, business, key personnel or properties which would be material to the business or financial condition of the Company, and the Company has not become a party to, and neither the business nor the property of the Company has become the subject of, any material litigation whether or not in the ordinary course of business.

              (h) TITLE. The Company has good and marketable title to all tangible properties and assets owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are not materially significant or important in relation to the Company's business; all of the material leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee are in full force and effect, and the Company is not in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no material claim has been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continued possession of the leased or subleased premises or assets under any such lease or sublease. The Company owns or leases all such tangible properties as are necessary to its operations as now conducted and to be

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                                                                          Page 6

conducted and except to the extent described in the Memorandum, the Company does not presently anticipate the need for any capital expenditures.

              (i) PROPRIETARY RIGHTS. To the best of the Company's knowledge and except as has been or will be reflected in the Memorandum prior to each Closing, the Company owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, service marks, trade names, corporate names, copyrights, trade secrets, processes, mask works, licenses, inventions, formulations, technology or know-how or other intangible property used or proposed to be used in the conduct of its business as described in or contemplated by the Memorandum (the "Proprietary Rights"). To the best of the Company's knowledge and except as has been or will be reflected in the Memorandum prior to Closing, the Company or the entities from whom the Company has acquired rights has taken all necessary action to protect all of its Proprietary Rights. Except as set forth in the Memorandum, the Company has not received any notice of, and there are not any facts known to the Company which indicate the existence of (i) any infringement or misappropriation by any third party of any of the Proprietary Rights or (ii) any claim by a third party contesting the validity of any of the Proprietary Rights; the Company has not received any notice of any infringement, misappropriation or violation by the Company or any of its employees of any Proprietary Rights of third parties, and, to the best of the Company's knowledge, neither the Company nor any of its employees has infringed, misappropriated or otherwise violated any Proprietary Rights of any third parties; and, to the best of the Company's knowledge, no infringement, illicit copying, misappropriation or violation of any intellectual property rights of any third party has occurred or will occur with respect to any products currently being sold by the Company or with respect to any products currently under development by the Company or with respect to the conduct of the Company's business as currently contemplated. Except as described in the Memorandum, the Company is not aware that any of its employees are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of the employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. To the best of the Company's knowledge, neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business, as proposed, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated.

              (j) LITIGATION. Except as set forth in the Memorandum, there is no material action, suit, claim or proceeding at law or in equity, or to the Company's knowledge, investigation or customer complaint, by or before any arbitrator, governmental instrumentality or other agency now pending or, to the knowledge of the Company, threatened against the Company (or basis therefor known to the Company which the Company believes will result in the foregoing) the adverse outcome of which would materially adversely affect the Company's business or prospects. The Company is not subject to any judgment, order, writ, injunction or decree of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which would materially adversely affect

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                                                                          Page 7


the Company's business or prospects.

              (k) NON-DEFAULTS, NON-CONTRAVENTION. The Company is not in violation of or default under, nor will the execution and delivery of this Agreement or any of the Offering Documents and the Escrow Agreement, or consummation of the transactions contemplated herein or therein result in a violation of or constitute a default in the performance or observance of any obligation (i) under its Certificate of Incorporation, or its By-laws, or any indenture, mortgage, contract, material purchase order or other agreement or instrument to which the Company is a party or by which it or its property is bound or affected or (ii) with respect to any material order, writ, injunction or decree of any court of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and there is no existing condition, event or act which constitutes, nor which after notice, the lapse of time or both, could constitute a default under any of the foregoing, which in either case would have a material adverse effect on the business, financial condition or prospects of the Company.

              (l) TAXES. The Company has filed all Federal, state, local and foreign tax returns which are required to be filed by it and all such returns are true and correct in all material respects. The Company has paid all taxes pursuant to such returns or pursuant to any assessments received by it or which it is obligated to withhold from amounts owing to any employee, creditor or third party, to the extent that the same have become due. The Company has properly accrued all taxes required to be accrued. The tax returns of the Company have never been audited by any state, local or Federal authorities. The Company has not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency.

              (m) COMPLIANCE WITH LAWS, LICENSES, ETC. The Company has not received notice of any violation of or noncompliance with any Federal, state, local or foreign, laws, ordinances, regulations and orders applicable to its business which has not been cured, the violation of, or noncompliance with which, would have a materially adverse effect on the business or operations of the Company. The Company has all governmental licenses and permits and other governmental certificates, authorizations and permits and approvals (collectively, "Licenses") required by every Federal, state and local government or regulatory body for the operation of its business as currently conducted and the use of its properties, except where the failure to be licensed would not have a material adverse effect on the business of the Company. The Licenses are in full force and effect and no violations are or have been recorded in respect of any License and no proceeding is pending or, to the best knowledge of the Company, threatened to revoke or limit any thereof.

              (n) AUTHORIZATION OF DOCUMENTS AND UNITS. Each of the Offering Documents, has been, or prior to any Closing will be, duly and validly authorized, executed and delivered by the Company and the execution, delivery and performance by the Company of the Offering Documents, has been duly authorized by all requisite corporate action by the Company and when delivered, constitute or will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to

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                                                                          Page 8


the availability and enforceability of equitable remedies and to applicable bankruptcy and other laws relating to the rights of creditors generally and except as the enforcement of the rights to indemnification and contribution hereunder and under any other Offering Documents may be limited by federal or state securities laws or public policy. The Corporation has full power and lawful authority to authorize, issue and sell the Units to be sold to the Purchasers.

              (o) EXEMPTION FROM REGISTRATION. Assuming (i) the accuracy of the information provided by the respective Purchasers in the Subscription Agreements, (ii) that the Placement Agent has complied in all material respects with the provisions of Regulation D promulgated under the Securities Act and
(iii) the timely filing of a Form D by the Company, the offer and sale of the Units and the granting of the Unit Purchase and Advisory Options pursuant to the terms of this Agreement are exempt from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder (the "Regulations"). The Company is not disqualified from the exemption under Regulation D by virtue of the disqualifications contained in Rule 505(b)(2)(iii) or Rule 507 promulgated thereunder.

              (p) REGISTRATION RIGHTS. Except as set forth in the Memorandum or Section 5 of the Subscription Agreement or disclosed to the Placement Agent in writing, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

              (q) BROKERS. Neither the Company nor any of its officers, directors, employees or stockholders has employed any broker or finder in connection with the transactions contemplated by this Agreement other than the Placement Agent.

              (r) TITLE TO UNITS. When certificates representing the Preferred Stock shall have been duly delivered to the Purchasers and payment shall have been made for the Units, the several Purchasers shall have good and valid title to the Preferred Stock, and upon conversion of such Preferred Stock, will have good and valid title to the Common Stock issuable upon such conversion (the "Conversion Shares"), in each case, free and clear of all liens, encumbrances and claims, including without limitation, adverse claims, whatsoever (with the exception of claims arising through the acts of the Purchasers themselves and except as arising from applicable Federal and state securities laws), and the Company shall have paid all taxes, if any, in respect of the original issuance thereof. When certificates representing the Warrants shall have been duly delivered to the Purchasers and payment shall have been made for the Units, the several Purchasers shall have good and valid title to the Warrants, and upon exercise of such Warrants and the payment of the exercise price thereof, will have good and valid title to the Common Stock issuable upon such exercise (the "Warrant Shares"), in each case, free and clear of all liens, encumbrances and claims, including without limitation, adverse claims, whatsoever (with the exception of claims arising through the acts of the Purchasers and except as arising from applicable Federal and state securities laws), and the Company shall have paid all taxes, if any, in respect of the original issuance thereof. When certificates representing the Unit Purchase Options and the Advisory Options shall have been duly delivered to the Placement Agent, the Placement Agent or its designees shall have good and valid title to the Unit Purchase Options and the Advisory Options, and upon exercise of either such Options, will have good and valid title to the

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                                                                          Page 9


Preferred Stock and Warrants issuable upon such exercise, and upon conversion of the Preferred Stock issuable upon exercise of such Options or upon exercise of the Warrants issuable upon such exercise and the payment of the exercise price thereof, will have good and valid title to the Common Stock into which such Preferred Stock is converted or for which such Warrants are exercised, in each case, free and clear of all liens, encumbrances and claims, including without limitation, adverse claims, whatsoever (with the exception of claims arising through the acts of the Placement Agent and except as arising from applicable Federal and state securities laws), and the Company shall have paid all taxes, if any, in respect of the original issuance thereof.

              (s) NON-AFFILIATED DIRECTORS. The Company's Board of Directors has not less than two directors who are independent from, and unaffiliated with, management of the Company.

              (t) ACCURACY OF REPORTS. All material reports required to be filed by the Corporation within the two years prior to the date of this Agreement under the Securities and Exchange Act of 1934 (the "Exchange Act"), as amended, have been duly filed with the SEC, complied at the time of filing in all material respects with the requirements of their respective forms and, except to the extent updated or superseded by the Memorandum or any subsequently filed report, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         3. REPRESENTATIONS AND WARRANTIES OF PARAMOUNT CAPITAL, INC. The Placement Agent represents and warrants as follows:

              (a) The Placement Agent is duly organized and validly existing and in good standing as a corporation under the laws of the State of New York with full and adequate power and authority to enter into and perform this Agreement.

              (b) In offering the Units, the Placement Agent will deliver (or direct the Company to deliver) to each prospective purchaser, prior to the Company's acceptance of any subscription from such prospective purchaser, the appropriate Offering Documents. The Placement Agent will cooperate with the Company in the preparation of the Offering Documents and will not engage in a general solicitation or employ general advertising in connection with the Offering.

              (c) The Placement Agent will use its reasonable efforts to conduct the Offering in compliance with applicable federal and state securities laws so as to preserve the exemption provided in Section 4(2) of the Act and any applicable rules or regulations promulgated thereunder or under such state securities laws. The Placement Agent will use reasonable efforts to make offers only to persons who the Placement Agent has reasonable grounds to believe are "accredited investors" (as defined in Regulation D under the Securities Act of 1933, as amended). The final acceptance of any subscription shall be made only after the Company has reviewed the Subscription Agreement and agreed to such final acceptance and

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                                                                         Page 10


determination as to the status of such subscriber.

              (d) The Placement Agent is, and at each closing will be, (i) a securities broker-dealer registered with the Commission and any jurisdiction where broker-dealer registration is required in order for the Company to sell the Units in such jurisdiction and (ii) a member in good standing of the National Association of Securities Dealers, Inc. ("NASD").

              (e) There is no material litigation, governmental or NASD proceeding, pending or, to the best of the Placement Agent's knowledge, threatened against the Placement Agent or any controlling person of the Placement Agent that involves allegations of improper or illegal conduct under federal or state securities laws.

              (f) The Placement Agent will handle, transmit and deposit all funds from the sale of Units in accordance with the requirements of Rule 15c-2(4) promulgated under the Act.

         4.   CLOSING; PLACEMENT AND FEES.

              (a) CLOSING. Provided that the Placement Agent has received subscriptions for the Minimum Offering amount, the Placement Agent may conduct, in its sole discretion, closings (the date of each a "Closing Date") at the offices of the Placement Agent, 787 Seventh Avenue, New York, N.Y., until the Final Closing Date. On each Closing Date, payment for the Units issued and sold by the Company shall be made to the Company in immediately available funds against delivery of certificates evidencing the Preferred Stock and Warrants comprising such Units.
              (b) CONDITIONS TO PLACEMENT AGENT'S OBLIGATIONS. The obligations of the Placement Agent hereunder will be subject to the accuracy of the representations and warranties of the Company herein contained as of the date hereof and as of each Closing Date, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                   (i) DUE QUALIFICATION OR EXEMPTION. (A) The Offering contemplated by this Agreement will become qualified or be exempt from qualification under the securities laws of the several states pursuant to paragraph 4(c) below not later than the Closing Date, subject to any filings to be made thereafter, and (B) at the Closing Date no stop order suspending the sale of the Units shall have been issued, and no proceeding for that purpose shall have been initiated or threatened;

                   (ii) NO MATERIAL MISSTATEMENTS. Neither the Blue Sky qualification materials nor the Memorandum, nor any supplement thereto, will contain an untrue statement of a fact which in the opinion of the Placement Agent is material, or omit to state a fact, which in the opinion of the Placement Agent is material and is required to be stated therein, or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

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                                                                         Page 11


                  (iii) COMPLIANCE WITH AGREEMENTS. The Company will have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under the Subscription Agreements at or prior to each Closing;

                   (iv) CORPORATE ACTION. The Company will have taken all necessary corporate action, including, without limitation, obtaining the approval of the Company's board of directors, for the execution and delivery of the Offering Documents, the performance by the Company of its obligations hereunder and the offering contemplated hereby;

                   (v) OPINION OF COUNSEL TO THE COMPANY. The Placement Agent shall receive the opinion of counsel to the Company (stating that each of the Purchasers may rely thereon as though addressed directly to such Purchaser), dated as of each Closing Date, substantially to the effect that:

                        (A) the Company is duly incorporated and is validly existing and in corporate good standing under the laws of the State of Delaware, has all requisite corporate power and authority necessary to own or hold its properties and conduct its business as described in the Memorandum and is duly qualified or licensed to do business as a foreign corporation and is in good standing in the State of California and is so duly qualified in each other jurisdiction in which the nature of the business conducted, or as proposed to be conducted in the Memorandum, by it or the properties owned, leased or operated by it, makes such qualification or licensing necessary and where the failure to be so qualified or licensed would have a material adverse effect upon the Company. To such counsel's knowledge, the Company has no subsidiaries and the Company does not own, directly or indirectly, any capital stock or other equity ownership or proprietary interests in any other corporation, association, trust, partnership, joint venture or other entity;

                        (B) the execution, delivery and performance of each of the Offering Documents to which the Company is a signatory, and the issuance of
(I) the Units, the Preferred Stock and Warrants included in the Units, the Unit Purchase Options and the Advisory Options, (II) the Preferred Stock and Warrants issuable upon exercise of the Unit Purchase Options and the Advisory Options and
(III) the Conversion Shares and the Warrant Shares (including the Conversion Shares underlying the Preferred Stock and the Warrant Shares underlying the Warrants issuable upon exercise of the Unit Purchase Options and the Advisory Options), have been duly authorized by all necessary corporate action on the part of the Company. Each of the Offering Documents to which the company is a signatory has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, receivership or other laws of general application relating to or affecting generally the enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law. Such counsel shall not be required to express any opinion as to the availability of any equitable remedy upon breach of any of the agreements, documents or obligations referred to herein, or as to the enforceability of any indemnification provisions of any agreement, document or instrument referred to herein under any federal or state securities law;


                        (C) the authorized, issued and outstanding capital stock of the Company as of the date hereof (before giving effect to the transactions contemplated by this Agreement) is as set forth in the Offering Documents. There are no outstanding warrants, options, agreements, convertible securities, preemptive rights or other commitments to the best knowledge of such counsel pursuant to which the Company is, or may become, obligated to issue any shares of its capital stock or other securities of the Company other than as set forth in the Memorandum. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and have not been issued in violation of the preemptive rights of any security holder of the Company to the best knowledge of such counsel have not been issued in violation of the preemptive rights of any security holder of the Company;

                        (D) assuming (x) the accuracy of the information provided by the Subscribers in the Subscription Documents, (y) that the Placement Agent has complied in all material respects with the requirements of section 4(2) of the Securities Act (and the provisions of Regulation D promulgated thereunder) and (z) the timely filing with the Securities and Exchange Commission and any applicable state securities authority of a Form D and amendments thereto containing accurate and complete information, the issuance and sale of the Units is exempt from registration under the Securities Act and Rule 506 of Regulation D promulgated thereunder;

                        (E) neither the execution and delivery of the Offering Documents nor compliance with the terms hereof or thereof, nor the consummation of the transactions herein or therein contemplated, has, nor will, conflict with, result in a breach of, or constitute a default under the Certificate of Incorporation or By-laws of the Company, or any material contract, instrument or document known to such counsel to which the Company is a party, or by which it or any of its properties is bound or, to the knowledge of such counsel, violate any applicable order or decree of any governmental agency or court having jurisdiction over the Company or any of its properties or business;

                        (F) Except as disclosed in the Memorandum, to such counsel's best knowledge, there are no claims, actions, suits, investigations or proceedings before or by any arbitrator, court, governmental authority or instrumentality pending or threatened against the Company which could, if adversely determined, materially and adversely affect the business, properties or financial condition of the Company, the transactions or other acts contemplated by the Offering Documents or the validity or enforceability of the Offering Documents. Except as disclosed in the Memorandum, to such counsel's knowledge, the Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality naming the Company;

                        (G) upon the issuance of the Units, the Preferred Stock and the Warrants (including the shares of Preferred Stock and Warrants issuable upon exercise of the Unit Purchase Options and the Advisory Options), theUnit Purchase Options, the Advisory Options, and the Conversion Shares and the Warrant Shares (including the Conversion Shares underlying the Preferred Stock and the Warrant Shares underlying the Warrants issuable upon exercise of the Unit Purchase Options and the Advisory Options), each of the purchasers or the Placement Agent and its designees, as the case may be, shall acquire such securities, free and clear of all pledges, liens, claims, encumbrances, preemptive rights, rights of first offer or right of first refusal and restrictions known to such counsel, and imposed by or through the Company, except for the transfer restrictions set forth in the Subscription Agreements and any action taken to encumber such securities by the holders thereof;

                        (H) the Warrants, Unit Purchase Options and Advisory Options to be issued as of the date of such opinion, when issued in accordance with the terms of this Agreement and/or the Subscription Agreement, as applicable, for the consideration expressed therein, will have been validly issued and will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating or affecting generally the enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable. The Units and the Preferred Stock to be issued as of the date of such opinion, when issued in accordance with the terms of this Agreement and the Subscription Agreement for the consideration expressed therein, will have been validly issued and such Preferred Stock will be fully paid and nonassessable. The Preferred Stock and Warrants issuable upon exercise of the Placement Option and the Advisory Options issued as of the date of such opinion, when issued in accordance with the terms thereof for the consideration expressed therein, will have been duly issued; such Preferred Stock will be fully paid and nonassessable, and such Warrants will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating or affecting generally the enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable. The Conversion Shares and the Warrant Shares (including the Conversion Shares underlying the Preferred Stock and the Warrant Shares underlying the Warrants issuable upon exercise of the Unit Purchase Options and the Advisory Options issued as of the date of such opinion), have been duly authorized and reserved for issuance and, when issued in accordance with the terms of the Preferred Stock or the Warrants, as applicable, will have been validly issued and will be fully paid and nonassessable.

                        Such counsel shall state that, in opining on any matter stated to be subject to the knowledge of such counsel, such counsel has made appropriate inquiries of officers of the Company with respect to the subject matter of such opinion and has reviewed all documents the existence of which is disclosed by such inquiries or of which such counsel otherwise is aware of as a result of its representation of the Company.

                        In addition, such counsel shall state that in course of the preparation of the Offering Documents, which involved, among other things, discussions and inquiries concerning the various legal matters and the review of certain corporate records, documents and proceedings, counsel participated in conferences with certain officers and other representatives of the Company and the Placement Agent during which the contents of the Offering Documents and related matters were discussed. Such counsel shall advise the Placement Agent that although such counsel does not assume responsibility for the accuracy or fairness of the Term Sheet, the information which was developed by such counsel in the course of the activities described above (relying as to materiality upon the representations, warranties and certifications of the Company and its representatives and auditors), gave such counsel no reason to believe that as of the Closing Date, the Term Sheet contained an untrue statement of a material fact relating to the Company or omitted to state a material fact relating to the Company required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, it being understood that such counsel need not comment upon the financial statements, schedules and related financial or accounting data included in the Term Sheet. Such counsel shall be entitled to such assumptions and qualifications as may be reasonably acceptable to the Placement Agent and its counsel.

                        In the event that, at any Closing, Units, Unit Purchase Options and/or Advisory Options are sold and the shares of Common Stock underlying the Preferred Stock and Warrants included therein or subject thereto, when taken together with the shares of Common Stock theretofore issued or reserved (or required to be reserved) for issuance, exceed the authorized Common Stock of the Company, such counsel may except from its opinions on due authorization and reservation for issuance such excess shares of Common Stock.


                   (vi) OPINION OF PATENT COUNSEL. If requested by the Placement Agent, the Placement Agent shall receive the opinion of patent counsel to the Company (which such counsel shall be satisfactory to the Placement Agent), dated the Closing Date in the form and substance satisfactory to counsel for the Placement Agent.

                  (vii) COMFORT LETTER. The Company shall cause the Company's independent public accountants to address and deliver to the Company and the Placement Agent a letter or letters (which letters are frequently referred to as "Comfort Letters") dated as of each Closing Date and the effective date of the registration statement required to be filed in connection with the Subscription Agreements.

                 (viii) OFFICER'S CERTIFICATE. The Placement Agent shall receive an Officer's Certificate substantially in the form of Exhibit A hereto and a Secretary's Certificate substantially in the form of Exhibit B hereto, signed by the appropriate parties and dated as of each Closing Date. These certificates shall state, among other things, that the representations and warranties contained in Section 2 hereof are true and accurate in all material respects at such Closing Date with the same effect as though expressly made at such Closing Date.

                   (ix) ESCROW AGREEMENT. The Placement Agent shall receive a copy of a duly executed Escrow Agreement with Fleet Bank, N.A.

                   (x) TRANSMITTAL LETTERS. The Placement Agent shall receive copies of all letters from the Company to the investors transmitting the Preferred Stock and Warrants and shall receive a letter from the Company confirming transmittal of the securities to the investors.

              (c) BLUE SKY. A summary blue sky survey, at the sole cost of the Company (including, without limitation, the legal fees and disbursements in connection therewith not to exceed $10,000), shall be prepared by counsel to the Placement Agent stating the extent to which and the conditions upon which offers and sales of the Units may be made in certain jurisdictions. It is understood that such survey may be based on or rely upon (i) the representations of each Subscriber set forth in the Subscription Agreement delivered by such Subscriber,
(ii) the representations, warranties and agreements of the Company set forth in
Section 2 of this Agreement, (iii) the representations and warranties of the Placement Agent, and (iv) the representations of the Company set forth in the certificate to be delivered at the Closing pursuant to paragraph (iii) of
Section 3(b).

              (d) PLACEMENT FEES AND EXPENSES. (i) Simultaneously with payment for and delivery of the Units at each Closing as provided in paragraph 4(a) above, the Company shall at such Closing pay to the Placement Agent (i) a commission (the "Cash Commission") equal to nine percent (9%) of the aggregate purchase price of the Units sold and (ii) a non-accountable expense allowance (the "Expense Allowance") equal to four percent (4%) of the aggregate purchase price of the Units sold. The Company shall also pay all expenses in connection with the qualification of the Units under the securities or Blue Sky laws of the states which the Placement Agent shall designate. In addition, upon each closing of the sale of the Units being offered, the Company will sell to the Placement Agent and/or its designees, for $.001 per option, options (the "Unit Purchase Options") to acquire a number of newly issued Units equal to 10% of the Units issued at such closing, exercisable for a period of ten years commencing six months after the Closing Date at an exercise price equal to 110% of the initial offering price of the Units. The Company agrees with the Placement Agent and its successors and assigns that the securities underlying the Unit Purchase Options will not be subject to redemption by the Company nor will they be callable or mandatorily convertible by the Company. The Unit Purchase Options cannot be transferred, sold, assigned or hypothecated for six months except that they may be assigned in whole or in part during such period to any NASD member participating in the Offering or any officer or employee of the Placement Agent or any such NASD member. The Unit Purchase Options will contain a cashless exercise feature and antidilution provisions and the right to have the Warrants underlying such options, the Warrant Shares issuable upon exercise of such Warrants and the Conversion Shares issuable upon conversion of the Preferred Stock underlying such options included on the Shelf Registration Statement. In addition to the foregoing, the Company will pay the Placement Agent a commission of 6% upon the exercise of any of the Warrants. Any out-of-pocket costs incurred by the Placement Agent in connection with the solicitation of Warrant exercises or the redemption of Warrants shall be borne by the Company.

                   (ii) The Cash Commission, Expense Allowance, Unit Purchase Options and Advisory Options as set forth in this Agreement shall be paid to the Placement Agent with respect to any investment by any investors ("Covered Investors") introduced to the Company by the Placement Agent in the event that any such Covered Investor purchases securities from the Company during the twelve (12) months following the Final Closing Date of the Offering.

              (e) NO ADVERSE CHANGES. There shall not have occurred, at any time prior to the Closing (i) any domestic or international event, act or occurrence which has materially disrupted, or in the Placement Agent's opinion will in the immediate future materially disrupt, the securities markets; (ii) a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market; (iii) any outbreak of major hostilities or other national or international calamity; (iv) any banking moratorium declared by a state or federal authority; (v) any moratorium declared in foreign exchange trading by major international banks or other persons; (vi) any material interruption in the mail service or other means of communication within the United States; (vii) any material adverse change in the business, properties, assets, results of operations, or financial condition of the Company; or
(viii) any change in the market for securities in general or in political, financial, or economic conditions which, in the Placement Agent's reasonable judgment, makes it inadvisable to proceed with the offering, sale, and delivery of the Units.

         5.   COVENANTS OF THE COMPANY.

              (a) USE OF PROCEEDS. The net proceeds of the Offering will be used by the Company substantially as set forth in the Memorandum.

              (b) EXPENSES OF OFFERING. The Company shall be responsible for and shall bear all expenses incurred in connection with the proposed Offering, including but not limited to, the costs of preparing and duplicating the Memorandum and all exhibits thereto; the costs of preparing, printing and filing with the Securities and Exchange Commission (the "SEC") the Shelf Registration Statement and amendments, post-effective amendments and supplements thereto; preparing, duplicating and delivering exhibits thereto and copies of the preliminary, final and supplemental prospectus; preparing, duplicating and delivering (including by facsimile) all selling documents, including but not limited to the Memorandum, the Placement Agency Agreement, Subscription Agreements, Warrant agreements, blue sky memorandum and stock and warrant certificates; blue sky fees, filing fees and legal fees and disbursements of the Placement Agent's counsel in connection with blue sky matters; fees and disbursements of the transfer and warrant agent; the cost of a total of two sets of bound closing volumes for the Placement Agent and its counsel; and the cost of one tombstone advertisement, which shall appear in either a national business newspaper or a major New York newspaper, to be decided by the Company (or, at the option of the Company, 40 lucite deal mementos) (collectively, the "Company Expenses"). The Company shall pay to the Placement Agent a non-accountable expense allowance equal to 4% of the total proceeds of the Offering (the "Expense Allowance"), of which $40,000 shall be due and payable on the Commencement Date, to cover the cost of our mailing, telephone, telegraph, travel, due diligence meetings and other similar expenses including legal fees of our counsel (other than legal fees in connection with blue sky matters as to which fees you shall be responsible and any items designated above as Company Expenses). Such prepaid expense allowances shall be non-refundable. If the proposed financing is not completed because the Company prevents it or because of a breach by the Company of any covenants, representations or warranties contained herein, the Company shall pay to the Placement Agent a fee of $100,000 (in addition to the Company Expenses for which the Company shall in all events remain liable).

              (c) NOTIFICATION. The Company shall notify the Placement Agent immediately, and in writing, (A) when any event shall have occurred during the period commencing on the date hereof and ending on the later of the Closing or the Final Closing Date as a result of which the Offering Documents would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made and (B) of the receipt of any notification with respect to the modification, rescission, withdrawal or suspension of the qualification or registration of the Units and the Warrants, or of any exemption from such registration or qualification, in any jurisdiction. The Company will use its best efforts to prevent the issuance of any such modification, rescission, withdrawal or suspension and, if any such modification, rescission, withdrawal or suspension is issued and you so request, to obtain the lifting thereof as promptly as possible.

              (d) BLUE SKY. The Company will use its best efforts to qualify the Units for offering and sale under exemptions from qualification or registration requirements under the securities or "blue sky" laws of such jurisdictions as you may reasonably request; provided however, that the Company will not be obligated to qualify as a dealer in securities in any jurisdiction in which it is not so qualified. The Company will not consummate any sale of Units in any jurisdiction in which it is not so qualified or in any manner in which such sale may not be lawfully made.

              (e) REGISTRATION STATEMENT FILING. The Company will, as soon as practicable, but not later than 30 days after the Final Closing Date, (i) file a shelf registration statement (the "Shelf Registration Statement") with respect to (x) the Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants and (y) the Warrants (the "Registrable Capital Stock") with the Commission and use its best efforts to have such Shelf Registration Statement declared effective by the SEC and (ii) cause such Shelf Registration Statement to remain effective until such date as the holders of the securities have completed the distribution described in the Shelf Registration Statement or at such time that such shares are no longer, by reason of Rule 144(k) under the Securities Act, required to be registered for the sale thereof by such holders.

              (f) FORM D FILING. The Company shall file five copies of a Notice of Sales of Securities on Form D with the Commission no later than 15 days after the first Closing Date. The Company shall file promptly such amendments to such Notices on Form D as shall become necessary and shall also comply with any filing requirement imposed by the laws of any state or jurisdiction in which offers and sales are made. The Company shall furnish the

Placement Agent with copies of all such filings.

              (g) PRESS RELEASES, ETC. Except as otherwise required by applicable law, the Company shall not, during the period commencing on the date hereof and ending thirty days after the Final Closing Date, issue any press release or other communication, or hold any press conference with respect to the Company, its financial condition, results of operations, business, properties, assets, or liabilities, or the Offering, without the prior written consent of the Placement Agent, which consent shall not be unreasonably withheld, except upon the advice of counsel in which case the Company shall deliver to the Placement Agent a copy of such press release prior to publication.

              (h) PUBLIC DOCUMENTS. Following the Final Closing Date of the Offering, the Company will furnish to the Placement Agent: (i) as soon as practicable (but in the case of the annual report of the Company to its stockholders, within 120 days after the end of each fiscal year of the Company) one copy of: (A) its annual report to its stockholders (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing), (B) if not included in substance in its annual report to stockholders, its annual report on Form 10-K, (C) each of its quarterly reports to its stockholders, and if not included in substance in its quarterly reports to stockholders, its quarterly report on Form 10-Q, (D) each of its current reports on Form 8-K, and (E) a copy of the full Shelf Registration Statement, (the foregoing, in each case, excluding exhibits); and
(ii) upon reasonable request, all exhibits excluded by the parenthetical to the immediately preceding clause 5(h)(i)(E) and all other information that is generally available to the public. In addition, the Company upon reasonable request will meet with the Placement Agent or its representatives to discuss all information relevant for disclosure in any Shelf Registration Statement covering shares purchased by purchasers from the Company and offered by them for resale and will cooperate in any reasonable investigation undertaken by the Placement Agent for the purpose of confirming the accuracy of the Shelf Registration Statement, including the production of information at the Company's offices.

              (i) RESTRICTIONS ON SECURITIES. During the eighteen (18) months following the Closing of the Offering, the Company shall not, without the prior written consent of the Placement Agent, offer or sell any of its securities in reliance on Regulation S of the Securities Act. During the eighteen (18) month period following the date hereof, (i) the Placement Agent shall have the right of first refusal to act as placement agent for the offering of any securities of the Company issued for fund raising purposes and (ii) the Company will not extend the expiration date or decrease the exercise price of any options (other than stock options issued pursuant to the Company's stock option plans) or warrants or other similar security purchase rights without the prior written consent of the Placement Agent.

              (j) LISTING. The Company will promptly file an American Stock Exchange ("AMEX") Notification Form for Listing of Additional Securities and hereby represents and warrants to the Placement Agent and to the Purchasers that it will take all action necessary to list all Conversion Shares and the Warrant Shares as promptly as practicable in accordance with the rules of the AMEX.

              (k) FINANCIAL ADVISORY AGREEMENT. Upon the Final Closing Date, the Company and the Placement Agent will agree to an eighteen month extension of the Financial Advisory Agreement currently in effect between the Placement Agent and the Company, pursuant to which the Placement Agent is engaged as the Company's non-exclusive financial advisor.

                   Such engagement will provide that the Placement Agent will receive (i) a monthly retainer of $2,500, (ii) out-of-pocket expenses and (iii) standard success fees. In addition, pursuant to the Financial Advisory Agreement, the Company will sell to the Placement Agent and/or its designees, for $.001 per option, options (the "Advisory Options") to acquire a number of newly issued Units equal to 2.5% of the Units issued in the Offering, exercisable for a period of ten years commencing six months after the Closing Date at an exercise price equal to 110% of the initial offering price of the Units. The Advisory Options will contain a cashless exercise feature, antidilution provisions and the right to have the Common Stock issuable upon exercise of the the Warrants underlying the Advisory Options, such Warrants and the Common Stock issuable upon conversion of the Preferred Stock underlying the Advisory Options included in the Shelf Registration Statement and will otherwise have features identical to the Unit Purchase Options. The Company agrees with the Placement Agent and its successors and assigns that the securities underlying the Advisory Options will not be subject to redemption by the Company nor will they be callable or mandatorily convertible by the Company.

              (l) NO OFFERINGS. Pending completion or termination of the Offering in accordance with the terms of this Agreement, the Company agrees that it will not enter into an agreement (whether binding or not) with any other person or entity relating to a possible public or private offering or placement of its securities (other than in connection with a corporate partnership, strategic alliance or government funding)

              (m) LOCK-UP AGREEMENT. If requested by the Placement Agent, the Company will use its best efforts to obtain from its directors and executive officers an agreement that, for a period of thirteen (13) months from the Final Closing Date, they will not sell, assign or transfer any of their shares of the Company's securities without the Placement Agent's prior written consent.

         6.   INDEMNIFICATION.

              (a) The Company agrees to indemnify and hold harmless the Placement Agent and each Selected Dealer, if any, and their respective partners, affiliates, shareholders, directors, officers, agents, advisors, representatives, employees, counsel and controlling persons within the meaning of the Act (a "Paramount Indemnified Party") against any and all losses, liabilities, claims, damages and expenses whatsoever (and all actions in respect thereof), and to reimburse the Placement Agent for legal fees and related expenses as incurred (including, but not limited to the costs of giving testimony or furnishing documents in response to a subpoena or otherwise, the costs of investigating, preparing, pursuing or defending any such action or claim whether or not pending or threatened and whether or not the Placement Agent or any Paramount Indemnified Party is a party thereto), in so far as such losses, liabilities, claims, damages or expenses arise out of, relate to, are in incurred in connection with or are in any way a result of (i) the engagement of the Placement Agent pursuant to this Agreement and in connection with the transactions contemplated by this Agreement and the other Offering Documents (the "Engagement"), including any modifications or future additions to such engagement and related activities prior to the date hereof, (ii) any act by the Placement Agent or any Paramount Indemnified Party taken in connection with the Engagement, (iii) a breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement,
(iv) the employment by the Company of any device, scheme or artifice to defraud, or the engaging by the Company in any act, practice or course of business which operates or would operate as a fraud or deceit, or any conspiracy with respect thereto, in connection with the sale of the Units, or (v) any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Paramount Indemnified Party in writing specifically for use in the Offering Documents;

              (b) The Company agrees to indemnify and hold harmless a Paramount Indemnified Party to the same extent as the foregoing indemnity, and subject to the limitations set forth therein, against any and all loss, liability, claim, damage and expense whatsoever directly arising out of the exercise by any person of any right under the Securities Act or the Exchange Act or the securities or Blue Sky laws of any state on account of violations of the representations, warranties or agreements set forth in Section 2 hereof.

              (c) The Placement Agent agrees to indemnify and hold harmless the Company, the Company's directors, officers, employees and agents and controlling persons within the meaning of the Act (a "Company Indemnified Party") and each and all of them, to the same extent as set forth in Section 6(a)(v) of the foregoing indemnity from the Company to the Placement Agent, but only with reference to information, relating to the Placement Agent, furnished in writing to the Company by the Placement Agent specifically for inclusion in the Offering Documents and only to the extent that any losses, claims, damages, and liabilities in respect of which indemnification is claimed are finally judicially determined to have resulted primarily and directly from the bad faith or gross negligence of the Placement Agent.

              (d) Promptly after receipt by a person entitled to indemnification pursuant to subsection (a), (b), or (c) (an "indemnified party") of this Section of notice of the commencement of any action, the indemnified party will, if a claim in respect thereof is to be made against a person granting indemnification (an "indemnifying party") under this Section, notify in writing the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to the indemnified party otherwise than under this Section. In case any such action is brought against an indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to the indemnified party under this Section for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party or parties and the indemnifying party and, in the judgment of the indemnified party, it is advisable for the indemnified party or parties to be represented by separate counsel in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party or parties, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the indemnified party or parties. No settlement, compromise, consent to entry of judgment or other termination of any action (collectively, "Terminations") in respect of which a Paramount Indemnified Party may seek indemnification hereunder (whether or not any Paramount Indemnified Party is a party thereto) shall be made without the prior written consent of the Paramount Indemnified Party, which such consent may be withheld at the sole discretion of such Paramount Indemnified Party, provided, however, that the foregoing requirement of prior written consent for Terminations shall not apply to the Placement Agent who may agree to such Terminations without the prior written consent of any Paramount Indemnified Party.

              (e) Notwithstanding any of the provisions of this Agreement, the aggregate indemnification or contribution of the Placement Agent for or on account of any losses, claims, damages, liabilities or actions under this
Section 6, Section 7 or any other applicable section of this Agreement, SHALL NOT exceed the Selling Commissions actually paid to the Placement Agent. The respective indemnity and contribution agreements by the Company and the Placement Agent contained in subsections (a), (b), (c) and (d) of this Section 6 and Section 7, and the covenants, representations and warranties of the Company and the Placement Agent set forth in Sections 1, 2, 3, 4 and 5 shall remain operative and in full force and effect regardless of (i) any investigation made by the Placement Agent, on the Placement Agent's behalf or by or on behalf of any person who controls the Placement Agent, the Company or any controlling person of the Company or any director or officer of the Company, (ii) acceptance of any of the Units and payment therefor or (iii) any termination of this Agreement, and shall survive the delivery of the Units, and any successor of the Placement Agent or of the Company or of any person who controls the Placement Agent or the Company, as the case may be, shall be entitled to the benefit of such respective indemnity and contribution agreements. The respective indemnity and contribution agreements by the Company and the Placement Agent contained in subsections (a), (b) and (c) of this Section 6 and Section 7 shall be in addition to any liability which the Company and the Placement Agent may otherwise have.

         7.   CONTRIBUTION.

              (a) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 6 but it is found in a final judicial determination, by a court of competent jurisdiction, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any officer, director, employee or agent for the Company, or any controlling person of the Company), on the one hand, and the Placement Agent and any Selected Dealers (including for this purpose any contribution by or on behalf of an indemnified party), on the other hand, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent and the Selected Dealers, on the other hand; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company and the Placement Agent and the Selected Dealers in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered. In no case shall the Placement Agent or a Selected Dealer be responsible for a portion of the contribution obligation in excess of the compensation received by it pursuant to Section 4 hereof or the Selected Dealer Agreement, as the case may be. No person guilty of a fraudulent misrepresentation shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls the Placement Agent or a Selected Dealer within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, stockholder, employee and agent of the Placement Agent or a Selected Dealer, shall have the same rights to contribution as the Placement Agent or the Selected Dealer, and each person, if any who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, employee and agent of the Company, shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 7. Anything in this Section 7 to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This
Section 7 is intended to supersede any right to contribution under the Securities Act, the Exchange Act, or otherwise.

         8.   MISCELLANEOUS.

              (a) SURVIVAL. Any termination of the Offering without any Closing shall be without obligation on the part of any party except that the provisions regarding fees and expenses contained in Section 5(b), the indemnification provided in Section 6 hereof and the contribution provided in
Section 7 hereof shall survive any termination and shall survive any Closing.

              (b) REPRESENTATIONS, WARRANTIES AND COVENANTS TO SURVIVE DELIVERY. Except as provided in Section 8(a), the respective representations, warranties, indemnities, agreements, covenants and other statements of the Company and the Placement Agent as of the date hereof shall survive execution of this Agreement and delivery of the Units and the termination of this Agreement.

              (c) NO OTHER BENEFICIARIES. This Agreement is intended for the sole and exclusive benefit of the parties hereto and their respective successors and controlling persons, and no other person, firm or corporation shall have any third-party beneficiary or other rights hereunder.

              (d) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of New York without regard to conflict of law provisions.

              (e) COUNTERPARTS. This Agreement may be signed in counterparts with the same effect as if both parties had signed one and the same instrument.

              (f) NOTICES. Any communications specifically required hereunder to be in writing, if sent to the Placement Agent, will be mailed, delivered and confirmed to it at Paramount Capital, 787 Seventh Avenue, New York, New York, 10019, Att: Michael S. Weiss and if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Xytronyx, Inc., 6555 Nancy Ridge Drive, Suite 200, San Diego, CA 92121, Att: Chief Executive Officer.

              (g) TERMINATION. Subject to the general survival provisions contained in Sections 8(a) and 8(b), this Agreement may be terminated by either party prior to any Closing upon written notice to the other party.

              (h) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the matters herein referred and supersedes all prior agreements and understandings, written and oral, between the parties with respect to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver or termination is sought.

              (i) Nothing contained herein or otherwise shall create a partnership or joint venture between you and the Company.

              (j) The headings and captions of the various subdivisions of this Agreement are for convenience or reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

         If you find the foregoing is in accordance with our understanding, kindly sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us.

                   Very truly yours,

                   XYTRONYX, INC.


                   By:  /s/ Larry O. Bymaster
                        ---------------------
                        Name:  Larry O. Bymaster
                        Title:  President & Chief Executive Officer


Agreed to by:

PARAMOUNT CAPITAL, INC.


By: /s/ Lindsay A. Rosenwald, M.D.
    ------------------------------
    Name:  Lindsay A. Rosenwald, M.D.
    Title:  Chairman

                                                                       EXHIBIT A


                                    XYTRONYX, INC.

                                OFFICERS' CERTIFICATE

                                  [         ], 1996

         I, Larry O. Bymaster certify that I am the President and Chief Executive Officer of Xytronyx, Inc., a Delaware corporation (the "Company"), and that, as such, I am authorized to execute this certificate on behalf of the Company. All Capitalized terms used herein but not otherwise defined herein shall the meanings ascribed to such terms in the Agency Agreement (as defined
below).  Reference is made herein to the closing held on [       ] (the "Closing
Date").  I do hereby certify that I have carefully examined all of the Offering
Documents (as defined in the Placement Agency Agreement dated as of [        ],
1996 between the Company and Paramount Capital, Inc. (the "Agency Agreement")), and do hereby further certify that:

         1. All of the representations and warranties of the Company contained in the subscription agreements (the "Subscription Agreements") between the Company and the purchasers (the "Purchasers") of the Units of Preferred Stock and Warrants of the Company contemplated by the Company's Private Placement Memorandum, dated October 1, 1996 (as supplemented, the "Memorandum") are true and correct in all material respects on the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Company has performed all covenants and agreements and has satisfied all conditions in the Subscription Agreements to be performed or satisfied on its part before the Closing Date in all material respects.

         2. The Memorandum does not contain any untrue statement of a material fact or omit to state any fact required to be stated in order to make the statements therein not misleading as of the Closing Date. Since the date of the Memorandum, no event has occurred concerning which information is required to be contained in an amended or supplemented Memorandum concerning which such information is not contained herein.

         3. All of the representations and warranties of the Company contained in the Agency Agreement are true and correct in all material respects on the Closing Date, and the Company has performed all covenants and agreements and has satisfied all conditions contained in the Agency Agreement to be performed and satisfied on its part at or prior to the Closing Date in all material respects.

         4. All of the representations and warranties of the Company contained each of the other Offering Documents are true and correct in all material respects on the Closing Date, and the Company has performed all covenants and agreements and has satisfied all conditions contained in such Offering Documents to be performed and satisfied on its part at or prior to the Closing Date in all material respects.

         5. Since the date of the most recent financial statements and the information included in the Memorandum, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, nor has there occurred any material event required to be set forth in the Memorandum, including, without limitation, in accordance with Section 1(b) of the Agency Agreement.

         6. There is no litigation pending or, to our knowledge, threatened by or against the Company, except as disclosed in the Memorandum.

         7. The Company will promptly file a Notification Form for Listing of Additional Shares with the American Stock Exchange (the "AMEX") in accordance with Rule 10b-17 under the Securities Exchange Act of 1934 and hereby represents and warrants to Paramount Capital, Inc. and to the Purchasers that it will take all action necessary to list all shares of Common Stock issuable upon conversion or exercise, as the case may be, of the Preferred Stock, the Warrants and the Unit Purchase and Advisory Options in accordance with the rules of the AMEX.

         8.   Since [        ], 1996, the Company has not offered to sell to or
solicited any offers to buy from any person shares of capital stock of the Company, except in connection with the Offering contemplated by the Memorandum.

         IN WITNESS WHEREOF, I have executed this certificate on this [  ]th
day of [        ], 1996.



                        _____________________________________
                        Name:    Larry O. Bymaster
                        Title:   President and Chief Executive Officer

                                                                       EXHIBIT B


                                    XYTRONYX, INC.

                               SECRETARY'S CERTIFICATE

                                [             ], 1996

         I, [___], certify that I am the duly elected, qualified and acting Secretary of Xytronyx, Inc., a Delaware corporation (the "Company"), and as such, I am duly authorized to execute this Certificate on behalf of the Company, and that I am familiar with the facts certified below. All Capitalized terms used herein but not otherwise defined herein shall the meanings ascribed to such
terms in the Agency Agreement dated as of [        ], 1996 between the Company
and Paramount Capital, Inc. (the "Agency Agreement"). Reference is made herein to the closing held on [ ] (the "Closing Date"). In connection with the offering and sale of up to 60 units (the "Units") each consisting of (1) 500 shares of the Premium Preferred Stock, stated value $200 per share (the "Preferred Stock"), and (2) Class A warrants (the "Warrants") to purchase 15,000 shares of common stock, par value $.02 per share, of the Company (the "Common Stock"), for which Paramount Capital, Inc. ("Paramount") has acted as placement agent, I do hereby further certify as follows:

         1. Attached hereto as Exhibit A is a true, correct and complete copy of the Company's Certificate of Incorporation, as amended, which is in full force and effect and, except as set forth in Paragraph 2 below, no amendment to such certificate has been approved by the Board of Directors or stockholders of the Company or filed with the Delaware Secretary of State since October 1, 1996. As of the Closing Date, the Company is duly incorporated and in good standing in its state of incorporation and has paid all fees and taxes due and payable by it on or prior to the Closing Date necessary for the maintenance or continuation of its corporate existence. As of the Closing Date, there are no proceedings or actions contemplated by the Company, relating to the merger, liquidation, consolidation, or sale of all or substantially all of the assets or business of the Company or which would otherwise threaten or impair the Company's corporate existence.

         2. Attached hereto as Exhibit B is a true, correct and complete copy of the Certificate of Designations of the Company's Series A Convertible Preferred Stock, as filed with the Delaware Secretary of State on [ ] and as in effect on the Closing Date.

         3. Attached hereto as Exhibit C is a true, correct and complete copy of the Bylaws of the Company, as in full force and effect on the Closing Date and at all times from October 1, 1996 through the Closing Date.

         4. As of the Closing Date, each of the Offering Documents is in the form authorized by the board of directors of the Company pursuant to the resolutions set forth in Exhibit D.

         5. Attached hereto as Exhibit D is a true, correct and complete copy of resolutions duly adopted at meetings of the Company's board of directors duly
called and held on [      ], 1996, which resolutions authorize the issuance and
sale of the Units, the Unit Purchase and Advisory Options in accordance with the requirements of Delaware law, the Certificate and Bylaws of the Company are the only resolutions adopted by the board of directors of the Company or any committee thereof with respect to the offering and sale of the units and the transactions relating thereto, and which have not been revoked, modified and amended or rescinded and are in full force and effect on the Closing Date.

         6. Attached hereto as Exhibit E are true, correct and complete specimens of the certificates representing the Preferred Stock heretofore approved and adopted by the board of directors of the Company. Each of the certificates representing Preferred Stock delivered on the Closing Date to each of the Purchasers pursuant to the Subscription Agreements has been executed by the genuine or facsimile signature of officers of the Company who have been duly elected or appointed, qualified and acting as such officers on the date such certificates were executed and delivered, all in accordance with the Certificate and Bylaws of the Company and the requirements of applicable law.

         7. Attached hereto as Exhibit F is a true, correct and complete specimen of the certificate representing the Warrants heretofore approved and adopted by the board of directors of the Company. Each of the certificates representing Warrants delivered on the Closing Date to each of the Purchasers pursuant to the Subscription Agreements has been executed by the genuine or facsimile signature of officers of the Company who have been duly elected or appointed, qualified and acting as such officers on the date such certificates were executed and delivered, all in accordance with the Certificate and Bylaws of the Company and the requirements of applicable law.

         8. Attached hereto as Exhibit G is a true, correct and complete copy of the form of Unit Purchase and Advisory Options heretofore approved and adopted by the Board of Directors of the Company. Each of the Unit Purchase and Advisory Options delivered on the date hereof to each of the holders pursuant to the Agency Agreement has been executed by the genuine or facsimile signature of officers of the Company who have been duly elected or appointed, qualified and acting as such officers on the date such certificates were executed and delivered, all in accordance with the Certificate and Bylaws of the Company and the requirements of applicable law.

         9. The minute books and records of the Company, relating to all proceedings of the stockholders, the Board of Directors of the Company and the Compensation Committee, the Audit Committee and the Nominating Committee of such
Board have been made available to [    ], counsel to Paramount, and, in such
form, are the original minute books and records of the Company. There have been no material changes, alterations or additions in such minutes or records since their examination by [ ] on behalf of Paramount.

         10. Each person who, as an officer or director of the Company, signed any of the Offering Documents or any other document in connection with the offering and sale of the Preferred Stock, the Warrants, the Unit Purchase Options and the closing relating thereto was duly elected or appointed, qualified and acting as such officer or director at the respective times of the signing and delivery thereof and was duly authorized to sign such document on behalf of the Company, and the signature of each such person appearing on each such document is the genuine signature of such officer, director or person duly appointed for the purpose of executing such documents under valid powers of attorney, and each individual who signed such signature pages, personally or by an attorney-in-fact, was then duly elected, qualified and acting as an officer or director of the Company as stated therein.

         11. The following persons are, and have been at all times since October 1, 1996, duly qualified and acting officers of the Company, duly elected or appointed to the offices set forth opposite their respective names, and the signature opposite the name of each such officer is his or her, or a facsimile of his or her, authentic signature, and the seal affixed hereto is the duly adopted seal of the Company:

    Name                     Office                        Signature
    ----                     ------                        ---------

Larry O. Bymaster       President and CEO

David A. Okrongly       Vice President, Research & Development

[__]                    Vice President of Finance,
                        Chief Financial Officer, Secretary and Treasurer

Randal R. Lane          Director of Manufacturing,
                        Acting Director of Regulatory Affairs

         This certificate is made for the benefit of, and may be relied upon
by, Paramount, [    ], as counsel to Paramount, and each of the Purchasers.

         IN WITNESS WHEREOF, I have hereunto set forth my hand this []th day of
[      ], 1996.

    [SEAL]


_____________________________________
                        Name:   [__]
                        Title:  Secretary



         I, Larry O. Bymaster, President and Chief Executive Officer of the Company, do hereby certify that Dale A. Sander whose genuine signature appears above, is, and has been
at all times since [       ], 1996, the duly elected or appointed, qualified and
acting Secretary of the Company.

         IN WITNESS WHEREOF, I have hereunto set forth my hand this []th day of
[      ], 1996.


_____________________________________                           Name:
Larry O. Bymaster
                        Title: President and Chief Executive Officer